EXHIBIT 99.2
ASSET PURCHASE AGREEMENT
     This ASSET PURCHASE AGREEMENT (the “Agreement”) is made this 29th day of June, 2007, by and between NEW ENGLAND WATER UTILITY SERVICES, INC., a Connecticut corporation with its principal place of business at 93 West Main Street, Clinton, Connecticut 06413 (the “Buyer”); and BIRMINGHAM H2O SERVICES, INC., a Connecticut corporation with its principal place of business at 230 Beaver Street, Ansonia, Connecticut 06401 (the “Seller”) (individually a “Party” and collectively the “Parties’’).
RECITALS:
     A. The South Central Connecticut Regional Water Authority, a public instrumentality and a political subdivision of the State of Connecticut (“Parent”), RWA21, Ltd., a wholly-owned subsidiary of Parent (“Merger Sub”), and BIW Limited, the sole shareholder of the Seller (“Atlantis”), have entered into an Agreement and Plan of Merger, dated June 29, 2007 (the “Merger Agreement”), which contemplates that Merger Sub will merge with and into Atlantis (the “Merger”).
     B. The Seller manages the operations of water systems owned by third parties (the “Owners”) and located in Connecticut (the “Water Systems”) pursuant to the terms of certain service contracts between the Seller and the Owners (the “Service Contracts”).
     C. The Merger Agreement provides that the Seller will sell its rights to the Service Contracts simultaneously with the closing of the Merger.
     D. The boards of directors of the Seller and Atlantis have authorized the sale of the Seller’s rights to the Service Contracts to the Buyer and the board of directors of the Buyer has authorized the purchase of the Seller’s rights to the Service Contracts upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, the parties agree as follows:
ARTICLE 1
PURCHASE AND SALE
1.1 Recitals. The recitals are incorporated into this Agreement by reference.
1.2 Purchase and Sale of Contract Rights. The Seller hereby agrees to sell and the Buyer hereby agrees to purchase at the Closing (as defined in Section 2.1) each Service Contract and any and all books, records or other written materials of the Seller which are directly related to such Service Contracts.
1.3 Assignment and Assumption Agreement. To effectuate the transfer of the Service Contracts from the Seller to the Buyer and the Buyer’s assumption of the Service Contracts, the Buyer and the Seller shall enter into the Assignment and Assumption of Service Contracts in the form attached hereto as Exhibit 1.3 (the “Assignment and Assumption”).
1.4 Consent to Assignment. To the extent that any Service Contract may not be assigned or conveyed without the prior written consent of the Owner or another third party, this Agreement shall not constitute an assignment or conveyance thereof absent such prior written consent. The Buyer and the Seller shall use their commercially reasonable best efforts to obtain all required consents necessary to assign and convey all of the Service Contracts to the Buyer at the Closing. In the event that all required consents have not been obtained as of the Closing, the Buyer and the Seller shall during the remaining term of each Service Contract for which such required consent is not obtained, continue to use their commercially reasonable best efforts to obtain such consent and shall enter into any reasonable and lawful arrangement designed for the Buyer to have the benefits and obligations after the Closing with respect to each such Service Contract until such consent is obtained or the end of the remaining term of such Service Contract.

1.5 Excluded Assets. The Service Contracts shall not include cash, accounts receivable, equipment, furniture, motor vehicles, real property, books and records which are not directly related to the Service Contracts, the minute book or any other tangible personal property or intangible asset of the Seller.
1.6 Retained Liabilities. The Buyer shall not assume any liability, debt or obligation of the Seller arising from or relating to the Seller’s performance of its obligations under the Service Contracts which are related to any period prior to the Closing, whether matured, unmatured, accrued, contingent or otherwise, including but not limited to: (i) any liability, debt or obligation to the Customers; (ii) any liability, debt or obligation under any agreement, contract or lease with affiliates of the Seller, banks, lenders, vendors or other third parties; (iii) any liability, debt or obligation to any employee of the Seller; (iv) any liability of the Seller to third parties, including any breach of contract, tort or product liability claim; or (v) any income, sales, payroll or other tax liability of the Seller or interest or penalties thereon. Each such liability, debt or obligation shall remain the sole responsibility of the Seller. For purposes of this Section, any liability to any Owner or other third party by reason of an alleged deficiency of any product sold or service rendered by the Seller or the Buyer under any Service Contract shall be deemed to arise on the date such product is sold or such service is rendered.
1.7 Purchase Price. In consideration of the sale of the Service Contracts, the Buyer shall pay to the Seller at the Closing the sum of Ten Thousand Dollars ($10,000) (the “Purchase Price”) by certified or bank check or by wire transfer to an account designated by the Seller.
1.8 Easement. On the Closing Date, the Seller shall grant to an affiliate designated by the Buyer, an easement (the “Easement”) for the purpose of installing pipes and other facilities under or on the land owned by the Seller located at 2935 Boston Post Road, Guilford, Connecticut 06437 (the “Guilford Property”); and the Buyer shall pay the Seller the fair market value of the Easement by certified or bank check or by wire transfer to an account designated by the Seller. The fair market value of the Easement shall be determined by two appraisers each hired separately by the Buyer and the Seller at their own expense (the “Appraisers”) by determining the fair market value of the Guilford Property without the Easement as of the date of this Agreement and subtracting the fair market value of the Guilford Property with the Easement as of the date of this Agreement. The Buyer and the Seller shall engage the Appraisers to perform such appraisals within thirty (30) days after the date of this Agreement. In the event that the Appraisers cannot agree on the value of the Easement within sixty (60) days after the date of this Agreement, the Appraisers shall jointly select a third appraiser to determine the value of the Easement, which shall be no higher than the higher value determined by the Appraisers and no lower than the lower value determined by the Appraisers, and such value shall be conclusive and binding upon the parties. The cost of the services of the third appraiser shall be paid equally by the Buyer and the Seller.
ARTICLE 2
CLOSING
2.1 The Closing. Subject to Article 5, the closing of the purchase and sale of the Service Contracts (the “Closing”) shall take place at the offices of Wiggin & Dana LLP, One Century Tower, New Haven, Connecticut 06508, at such date and time as shall be determined by the Seller (the “Closing Date”). The Closing shall be scheduled to occur and shall be effective simultaneously with the closing of the Merger and the closing of the purchase and sale of the assets (the “Assets”) of Eastern Connecticut Regional Water Company, Inc. (“EWC”), a wholly-owned subsidiary of Birmingham Utilities, Inc., a wholly-owned subsidiary of Atlantis (“BUI”), to The Connecticut Water Company (“CWC”) pursuant to an Asset Purchase Agreement, of even date, by and among EWC, CWC and BUI (the “Asset Purchase Agreement”).
2.2 Closing Deliverables of the Seller. At the Closing, the Seller shall deliver to the Buyer the following:
     A. a certification executed by the Seller that the representations and warranties made by the Seller pursuant to this Agreement are true and accurate in all material respects as of the Closing with respect to representations and warranties which do not have a materiality qualification and in all respects with respect to representations and warranties which have a materiality qualification;
     B. the Assignment and Assumption executed by the Seller;
     C. the books and records of the Seller which are directly related to the Service Contracts; and
     D. such other documents the Buyer may reasonably request in furtherance of the transactions contemplated hereby.
2.3 Closing Deliverables of the Buyer. At the Closing, the Buyer shall deliver to the Seller the following:
     A. a certification executed by the Buyer that the representations and warranties made by the Buyer pursuant to this Agreement are true and accurate in all material respects as of the Closing with respect to representations and warranties which do not have a materiality qualification and in all respects with respect to representations and warranties which have a materiality qualification;
     B. the consideration for the Service Contracts as provided in Section 1.7;
     C. the consideration for the Easement as provided in Section 1.8;
     D. the Assignment and Assumption executed by the Buyer; and
     E. such other documents the Seller may reasonably request in furtherance of the transactions contemplated hereby.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
3.1 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Buyer that:
     A. Organization and Legal Existence. The Seller is a corporation duly organized, validly existing and in legal existence under the laws of the State of Connecticut.
     B. Authorization of Agreement. The execution, delivery and performance of this Agreement and all related agreements and other documents required to be delivered by the Seller hereunder, and the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate action on the part of the Seller, and will not violate any law, government rule or regulation, or the certificate of incorporation or bylaws of the Seller, or result in a default under any agreement, contract or other document to which the Seller is a party or by which the Seller is bound. This Agreement and all related agreements and other documents required to be delivered by the Seller hereunder, when delivered, will be valid and legally binding upon the Seller and enforceable in accordance with their respective terms.
     C. Title to the Service Contracts. The Seller shall own the Service Contracts and have good and marketable title thereto, free and clear of any lien, mortgage, security interest, pledge, claim, charge and other encumbrance of any nature whatsoever, and no person or entity shall have any agreement, option or other right to purchase the Service Contracts from the Seller.
     D. Government Consents and Approvals. No consent, approval or authorization of any national, state, municipal or local government or any instrumentality, subdivision, court, administrative agency or commission or other authority thereof is required with respect to the execution, delivery and performance of this Agreement by the Seller and the transactions contemplated hereby.
     E. Non-Government Consents and Approvals. Except for the consent of the Owners with respect to the Service Contracts, no consent, approval or authorization of any other person is required with respect to the execution, delivery and performance of this Agreement by the Seller or the transactions contemplated hereby.
     F. Service Contracts. Exhibit 3.1F contains a list of each Service Contract. Each such Service Contract is in full force and effect, each such Service Contract is enforceable in accordance with its terms and the Seller is not in default under any Service Contract. Each Service Contract: (i) is a legal, valid, binding and enforceable agreement of the Seller, and each other party thereto, and is in full force and effect; (ii) each agreement will continue to be legal, valid, binding and enforceable as to the Seller and each other party thereto and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Seller nor any other party, is in breach or violation of, or default under, any such Service Contract, and no event has occurred, is pending or is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default, or otherwise give rise to a right to terminate with or without the giving or notice, passage of time or both, by the Seller or any other party under such Service Contract except for those breaches or defaults which, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect on the Seller or the Service Contracts.
     G. Litigation and Claims. The Seller is not a party to any pending, or to the knowledge of the Seller, threatened litigation, action or other proceeding, nor to the knowledge of the Seller, is there any basis for any such litigation, action or other proceeding. There is no existing court judgment, order or decree against the Seller. There are no claims, actions, suits, proceedings or investigations that would reasonably be likely to adversely affect the Buyer’s ability to consummate the transactions contemplated hereby.
     H. No Broker. The Seller has not directly or indirectly employed, hired or retained, and no compensation or fee based upon a contract or other similar agreement with the Seller is payable to, any broker or finder in connection with the transactions contemplated by this Agreement.
     I. Representations Complete. None of the representations or warranties made by the Seller herein or in any exhibit or schedule hereto contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.
3.2 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Seller that:
     A. Organization and Legal Existence. The Buyer is a corporation duly organized, validly existing and in legal existence under the laws of the State of Connecticut.
     B. Authorization of Agreement. The execution, delivery and performance of this Agreement and all related agreements and other documents required to be delivered by the Buyer hereunder, and the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate action on the part of the Buyer and its sole shareholder, and will not violate any law, government rule or regulation, or the certificate of incorporation or bylaws of the Buyer, or result in a default under any agreement, contract or other document to which the Buyer is a party or by which the Buyer is bound. This Agreement and all related agreements and other documents required to be delivered by the Buyer hereunder, when delivered, will be valid and legally binding upon the Buyer and enforceable in accordance with their respective terms.
     C. No Broker. The Buyer has not directly or indirectly employed, hired or retained, and no compensation or fee based upon a contract or other similar agreement with the Buyer is payable to, any broker or finder in connection with the transactions contemplated by this Agreement.
3.3 Survival. The representations and warranties set forth in this Article 3 shall survive the Closing for a period of twenty-four (24) months. Any claim for indemnification based on a breach of any representation or warranty set forth in this Article 3 shall be made by a Party in writing to the indemnifying Party on or before the expiration of the twenty-four (24) month survival period or be forever barred if it is not made in writing by the expiration of such period. Notwithstanding the preceding sentences under this Section 3.3, the representations and warranties of the Seller in Section 3.1 A regarding organization and legal existence and Section 3.1 B regarding authorization of this Agreement and the representations and warranties of the Buyer in Section 3.2A regarding organization and legal existence and Section 3.2B regarding authorization of this Agreement shall continue until the expiration of the applicable statutes of limitations.
ARTICLE 4
CONDUCT OF BUSINESS BEFORE CLOSING
4.1 Conduct of Business Before Closing. After the date hereof and prior to the Closing, the Seller covenants to the Buyer that:
     A. the Seller will perform its obligations under the Service Contracts in the ordinary and usual course of business, consistent with past practice; and
     B. the Seller shall not enter into an amendment to or an extension of any Service Contract, nor shall it enter into any new service contract to service any water system or provide water-related services to any person or entity in Connecticut without the prior written consent of the Buyer, which consent shall not be unreasonably conditioned, delayed or withheld.
4.2 Access and Information. After the date hereof and prior to the Closing, the Seller will furnish the Buyer with such information concerning the Service Contracts and the Water Systems as the Buyer may reasonably request, and shall promptly inform the Buyer regarding all material developments, transactions and proposals relating to the Service Contracts.
4.3 Confidentiality. No Party shall announce, disclose or publicize the terms of this Agreement, the transactions contemplated by this Agreement, the Merger Agreement or the Asset Purchase Agreement to any person or entity except: (i) to the extent required for any party to the Merger Agreement to obtain any required authorization to execute the Merger Agreement or to perform its obligations pursuant to the Merger Agreement; (ii) the accountants, attorneys and other advisors of such Party; (iii) the parties to the Merger Agreement and the parties to the Asset Purchase Agreement and their respective accountants, attorneys and other advisors; (iv) as required to perform any obligation under this Agreement, including but not limited to requesting any required written consent from any Owner or other third party with respect to the assignment of any Service Contract, provided such Party uses its commercially reasonable best efforts to inform the person or entity receiving such disclosure of the confidentiality of the terms of this Agreement and the transactions contemplated by this Agreement; (v) with the prior written consent of the other Party, which consent shall not be unreasonably conditioned, delayed or withheld; or (vi) as required by law, provided, however, that a Party shall send at least ten (10) days’ prior written notice to the other Party describing any such legal requirement before such disclosure. The Buyer and the Seller shall also abide by the terms of the Mutual Nondisclosure Agreement between Atlantis and Connecticut Water Service, Inc., an affiliate of the Buyer.
ARTICLE 5
CONDITIONS TO CLOSING
5.1 Conditions to the Buyer’s Obligation. The obligation of the Buyer to close on the purchase of the Service Contracts is subject to the fulfillment prior to the Closing of each of the following conditions:
     A. Representations and Warranties. The representations and warranties made by the Seller in Article 3 shall be true and correct in all material respects as of the Closing with respect to representations and warranties which do not have a materiality qualification and in all respects with respect to representations and warranties which have a materiality qualification.
     B. Performance. The Seller shall have performed and complied with the terms and conditions required by this Agreement to be performed or complied with by the Seller in all material respects as of the Closing.
     C. No Injunctions or Restraints; Illegality. No federal, state or local law, if any, shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental entity of competent jurisdiction shall be in effect, having the effect of making the purchase or sale of the Service Contracts illegal or otherwise prohibiting the consummation of such transactions.

     D. The Merger. The Merger Agreement shall not have been terminated, and the closing of the Merger shall occur simultaneously with the Closing of the transactions contemplated herein.
     E. The Asset Purchase. The Asset Purchase Agreement shall not have been terminated, and the closing of the purchase and sale of the Assets shall occur simultaneously with the Closing of the transactions contemplated herein.
5.2 Conditions to Seller’s Obligation. The obligation of the Seller to close on the sale of the Service Contracts is subject to the fulfillment prior to the Closing of each of the following conditions:
     A. Representations and Warranties. The representations and warranties made by the Buyer in Article 3 shall be true and correct in all material respects as of the Closing with respect to representations and warranties which do not have a materiality qualification and in all respects with respect to representations which have a materiality qualification.
     B. Performance. The Buyer shall have performed and complied with the terms and conditions required by this Agreement to be performed or complied with by the Buyer in all material respects as of the Closing.
     C. No Injunctions or Restraints; Illegality. No federal, state or local law, if any, shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other ordered issued by a court or other governmental entity of competent jurisdiction shall be in effect, having the effect of making the purchase or sale of the Service Contracts illegal or otherwise prohibiting the consummation of such transactions.
     D. The Merger. The Merger Agreement shall not have been terminated, and the closing of the Merger shall occur simultaneously with the Closing of the transactions contemplated herein.
     E. The Asset Purchase. The Asset Purchase Agreement shall not have been terminated, and the closing of the purchase and sale of the Assets shall occur simultaneously with the Closing of the transactions contemplated herein.
ARTICLE 6
INDEMNIFICATION
6.1 Indemnification of the Buyer. The Seller shall indemnify and hold the Buyer and its officers, directors, shareholders and employees harmless at all times against and in respect of all damages, losses, expenses, liabilities, penalties and other costs, including reasonable attorneys’ fees, arising out of, relating to or resulting from the breach of any representation, warranty, covenant or other provision of this Agreement by the Seller, including without limitation, obligations relating to the retained liabilities of the Seller set forth in Section 1.6 hereof.
6.2 Indemnification of the Seller. The Buyer shall indemnify and hold the Seller and its officers, directors, shareholders and employees harmless at all times against and in respect of all damages, losses, expenses, liabilities, penalties and other costs, including reasonable attorneys’ fees, arising out of, relating to or resulting from the breach of any representation, warranty, covenant or other provision of this Agreement by the Buyer, including without limitation, obligations relating to the Assignment and Assumption.
6.3 Indemnification Procedures for Third Party Claims. If any claim or assertion of liability is made or asserted by a third party against a Party indemnified pursuant to this Agreement (the “Indemnified Party”) which might give rise to a right to indemnification under this Agreement, the Indemnified Party shall with reasonable promptness give to each other Party with a potential indemnification obligation pursuant to this Agreement (the “Indemnifying Party”) written notice describing the claim or assertion of liability in reasonable detail and requesting that the Indemnifying Party defend the same, provided that any delay or failure of the Indemnifying Party to notify shall not relieve it from any liability which it may have to the Indemnified Party except to the extent of any prejudice resulting directly from such delay or failure. The Indemnifying Party shall, at the Indemnifying Party’s expense, assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed to assume the defense of such claim or there is a conflict of interest which could prevent the Indemnifying Party’s counsel from being able to adequately represent the Indemnified Party. The Indemnifying Party shall not be permitted to enter into any settlement or compromise with respect to such claim unless the

Indemnified Party shall have been notified in writing of the proposed settlement or compromise and either: the Indemnified Party shall have consented in writing thereto, which consent shall not be unreasonably conditioned, delayed or withheld; or the proposed settlement or compromise shall only involve a payment of money by the Indemnifying Party and the Indemnifying Party obtains a general release of the Indemnified Party from the entity or person making the claim. The parties hereto will keep each other reasonably informed with respect to any such claim and will cooperate with each other in the defense of any such claim and the relevant records of each shall be available to the other with respect to such defense.
6.4 Indemnification Procedures for Non-Third Party Claims. If any Indemnified Party desires to make a claim for indemnification pursuant to this Agreement which does not involve a third party claim, the Indemnified Party shall with reasonable promptness give the Indemnifying Party written notice describing the claim or assertion of liability, provided, that any delay or failure of the Indemnifying Party to notify shall not relieve it from any liability which it may have to the Indemnified Party except to the extent of any prejudice resulting directly from such delay or failure. The Indemnifying Party shall have thirty (30) days to remedy any such claim or assertion of liability.
ARTICLE 7
TERMINATION
7.1 Termination. This Agreement shall terminate:
     A. upon the receipt of written notice from Atlantis to the Parties that the Merger Agreement or the Asset Purchase Agreement has been terminated in accordance with their respective terms;
     B. by the Buyer if any condition set forth in Section 5.1 has not been satisfied as of the Closing Date and the Buyer has not waived such condition prior to the Closing Date;
     C. by the Seller if any condition set forth in Section 5.2 has not been satisfied as of the Closing Date and the Seller has not waived such condition prior to the Closing Date; or
     D. by the mutual written agreement of the Buyer and the Seller.

7.2 Notice of Termination. A Party which believes there is a basis for terminating this Agreement pursuant to this Article 7 shall promptly send written notice to the other Party describing such basis for termination in reasonable detail. If such basis for termination is capable of being cured, the Parties shall use their commercially reasonable efforts to cure or remedy such basis for termination for thirty (30) days after the date of such notice before this Agreement shall be terminated.
7.3 Effect of Termination. If this Agreement is terminated pursuant to this Article 7, all further obligations of the Parties under this Agreement will terminate, except that the obligations of each Party to maintain the confidentiality of the terms of this Agreement pursuant to Section 4.3 and the obligations of each Party to pay its own expenses and fees pursuant to Section 8.1B below will survive and continue after any such termination.
ARTICLE 8
GENERAL PROVISIONS
8.1 General Provisions.
     A. Amendment. This Agreement may not be amended or modified orally, and no amendment or modification shall be valid unless in writing and signed by the Party against whom the same is sought to be enforced.
     B. Expenses. Whether or not the transactions contemplated by this Agreement is consummated, each Party shall pay the expenses and fees of its respective accountants, attorneys and other advisers incurred by such Party incident to the negotiation, execution and performance of this Agreement.
     C. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.
     D. Assignability. This Agreement shall not be assignable by either Party except upon the prior written consent of the other Party. Notwithstanding the preceding sentence, this Agreement may be assigned by a Party to any affiliate of such party; provided, however, that such Party shall continue to be jointly and severally responsible for the performance of its obligations pursuant to this Agreement. This Agreement shall be expressly assumed by any successor or assign of the equitable interests or assets of the Seller.

     E. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties, their respective successors and permitted assigns other than the Parent which is an intended third party beneficiary of this Agreement and may make a claim against the Buyer for damages incurred by the Buyer if the Buyer does not purchase the Service Contracts in breach of the provisions of this Agreement or if the Buyer as defined in the Asset Purchase Agreement does not purchase the Purchased Assets in breach of the provisions of the Asset Purchase Agreement. The Parent shall give the Buyer written notice of any such claim and the Buyer shall have thirty (30) days to cure such claim by purchasing the Service Contracts.
     F. Entire Agreement. Except as expressly provided herein, this Agreement, the Exhibits hereto and the Assignment and Assumption of Agreement constitute the complete understanding of the parties hereto with respect to the subject matter hereof, and shall supersede all other oral or written agreements, arrangements, representations and communications with respect to the subject matter hereof.
     G. Waiver. Any delay by any Party hereto in enforcing any right hereunder with respect to a breach of any provision of this Agreement shall not operate nor be construed as a waiver of any such right and any waiver granted shall not operate as a waiver with respect to any subsequent breach.
     H. Further Assurances. On and after the Closing, each Party shall take such other action and execute such other documents as may be reasonably requested by the Buyer or the Seller from time to time to effectuate, facilitate or confirm the transfer of the Service Contracts pursuant to this Agreement and the Assignment and Assumption, and to vest in the Buyer all right, title and interest in and to the Service Contracts intended to be sold, assigned, transferred, conveyed and delivered pursuant to this Agreement and the Assignment and Assumption.
     I. Headings. All sections and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement in any manner.
     J. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same instrument.
     K. Notices. Any notice required or which may be given under this Agreement shall be in writing and either delivered personally, sent by overnight courier or mailed by certified mail, return receipt requested, to the addressee. Such notice shall be deemed given when so delivered personally, or if sent by overnight courier, one (1) business day after the date so sent, or if mailed by certified mail, three (3) business days after the date of mailing. Notices shall be sent to the address of the addressee stated in this Agreement or to such other address as any addressee shall request by written notice.

     L. Venue. Each party hereby designates the Connecticut Superior Courts or the United States District Courts for the District of Connecticut, as the exclusive courts of proper jurisdiction and venue of and for any and all lawsuits or other legal proceedings relating to this Agreement; hereby irrevocably consents to such designation, jurisdiction and venue; and hereby waives any objection or defense relating to jurisdiction or venue with respect to any lawsuit or other legal proceeding initiated in or transferred to the Connecticut Superior Courts or the United States District Courts for the District of Connecticut.
     M. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.
     N. Severability. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement.
     O. Specific Enforcement. There being no adequate remedy at law for a failure to purchase or sell the Service Contracts when required under this Agreement, the Parties agree that this Agreement shall be specifically enforced against any Party who shall fail to purchase or sell the Service Contracts when required under this Agreement, or against any party who shall otherwise act in contravention or in breach of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first written above.

Witnessed By:	The Buyer:

New England Water Utility Services, Inc.

/s/ Laurie I. Felleman
Laurie I. Felleman
	By:	/s/ Eric W. Thornburg

Eric W. Thornburg
President and CEO
/s/ David C. Benoit
David C. Benoit

Witnessed By:	The Seller:

Birmingham H2O Services, Inc.

/s/ Henrietta Vitale
Henrietta Vitale
	By:	/s/ Betsy Henley-Cohn

Betsy Henley-Cohn,
Chairwoman and CEO

ASSET PURCHASE AGREEMENT BY AND BETWEEN
AND
LIST OF EXHIBITS
1.3	Assignment and Assumption

3.1F	List of Service Contracts

EXHIBIT 1.3
ASSIGNMENT AND ASSUMPTION
OF SERVICE CONTRACTS
     This ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS (the “Assignment”) is made this ___day of                     ,                     , by and between BIRMINGHAM H2O SERVICES, INC., a Connecticut corporation with its principal place of business at 230 Beaver Street, Ansonia, Connecticut 06401 (the “Assignor”); and NEW ENGLAND WATER UTILITY SERVICES, INC., a Connecticut corporation with its principal place of business at 93 West Main Street, Clinton, Connecticut 06413 (the “Assignee”).
1. Assignment of Service Contracts. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby grants, conveys and assigns to the Assignee, all of the right, title and interest of the Assignor in and to each service contract listed on Exhibit A attached hereto, copies of which are attached hereto as Exhibit B (individually a “Service Contract” and collectively the “Service Contracts”), between the Assignor and the counterparty to such Service Contract. The Assignor has performed all of the obligations required to be performed by the Assignor under each Service Contract on and before the Effective Date as defined in Section 3. The Assignor shall indemnify and hold the Assignee harmless with respect to any cost, damage, expense or other liability, including reasonable attorneys’ fees, which the Assignee incurs as a result of a breach or default by the Assignor of its representation under this Section 1.
2. Assumption of Service Contracts. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignee hereby assumes each Service Contract. The Assignee shall perform all of the obligations required to be performed by the Assignor under each Service Contract after the Effective Date as defined in Section 3. The Assignee shall indemnify and hold the Assignor harmless with respect to any cost, damage, expense or other liability, including reasonable attorneys’ fees, which the Assignor incurs as a result of a breach or default by the Assignee of its obligation under this Section 2.
3. Effective Date. This Assignment shall be effective with respect to the applicable Service Contract as of the later to occur of the following (the “Effective Date”): (a) the date of the closing of the sale of assets by the Assignor to the Assignee pursuant to the Asset Purchase Agreement between the Assignor and the Assignee dated June 29, 2007; and (b) if the assignment of such Service Contract requires the prior written consent of the customer which is a party to such Service Contract, the date such written consent is obtained from such customer.
4. General Provisions.
     A. Amendment. This Assignment may not be amended or modified orally, and no amendment or modification shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.
     B. Notices. Any notice required or which may be given under this Assignment shall be in writing and either delivered personally, sent by overnight courier or mailed by certified mail, return receipt requested, to the addressee. Such notice shall be deemed given when so delivered personally, or if sent by overnight courier, one (1) business day after the date so sent, or if mailed by certified mail, three (3) business days after the date of mailing. Notices shall be sent to the address of the addressee stated in this Assignment or to such other address as any addressee shall request by written notice.
     C. Binding Effect. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.
     D. Assignability. This Assignment shall not be assignable by either party except upon the prior written consent of the other party.
     E. Entire Agreement. This Assignment, the Exhibits hereto and the Asset Purchase Agreement between the Assignor and the Assignee of even date constitute the complete understanding of the parties hereto with respect to the subject matter hereof, and supersede all other oral or written agreements, arrangements, representations and communications with respect to the subject matter hereof.
     F. Waiver. Any delay by any party hereto in enforcing any right hereunder with respect to a breach of any provision of this Assignment shall not operate nor be construed as a waiver of any such right and any waiver granted shall not operate as a waiver with respect to any subsequent breach.

2

     G. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same instrument.
     H. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Connecticut.
     IN WITNESS WHEREOF, the parties have set their hands as of the day and year first written above.

Witnessed By:	Assignor:

Birmingham H2O Services, Inc.

By:

Betsy Henley-Conn,
Chairwoman and CEO

Witnessed By:	Assignee:

New England Water Utility Services, Inc.

By:

3

CONSENT TO ASSIGNMENT AND RELEASE
     The undersigned:
     1. acknowledges that the undersigned and the Assignor are parties to the service contract attached hereto (the “Service Contract”);
     2. consents to the assignment of the Service Contract from the Assignor to the Assignee and to the assumption of the Service Contract by the Assignee on the Effective Date as provided in the Assignment and Assumption of Service Contracts between the Assignor and the Assignee attached hereto; and
     3. releases any and all claims that the undersigned may have against the Assignor or the Assignee with a respect to the Service Contract which relate to any period before the Effective Date as defined in Section 3 of the Assignment.

Print Name of Party to the Service Contract

Print Name and Title of Person Signing

Signature

Date Signed

4

2007 CONOPS

SYSTEM NAME	RATE	CONTACT PERSON	ADDRESS	PHONE#	FAX#
Ashford Elementary School	$266.50	Art Breautt	440 Westford Road	860429-1927	860 429-3651
			Aahford, CT 06278
Ashford Hills Apartments	$331.45	Hagan Brdwn	45 Oakwood Ave.	559-0258	523-9021
			West Hartford, CT 06119
Baptist Fellowship Church	$100.00	Sue Granniss	195 Route 6	228-0470	228-4090
			Columbia, CT 06237	228-0102
Baxter Farms	$266.50	Christine Noble	74 Old Farms Rd,	860-872-9416
			Tolland, CT 06084
Birch Hill	$266.50	Hagan Brown	45 Oakwood Ave.	559-0258	523-9021
			West Hartford,
			CT 06119
Birch Mountain Day School	$100.00	Jennifer Minicucci	645 Birch Mountain	860 649-2067	648-2139
			Road Manchester, CT 06040
Birchwood Estates Water Assoc.	$353.10	Terry Kasuga-Lalibrate	9 Sherwood Lane	860-295-1208	John Canton 860
			Marlborough, CT 06447		543-1158
Chatham Apartments	$158.25	Hap Evans	41 East High Street	227-9705	267-4533
			East Hameton, CT 00424
Clear Water — Poter, Assoc. Pros tel: 918-4216	$331.45	Michelle Mumford G&W	P.O. Box 280928	282-7377
		Management	E. Hartford, CT 06128
Clubhouse Apartments	$353.10	Hagan Brown	45 Oakwood Ave.	559-0258	523-9021
			West Hartford, CT 06119
Coginachaug U.S. / Frank Ward / Kom School	$153.33	Rob Francis	P.O. Box 190
(Durham)			Durham, CT 06422	860 349-7238
Country Manor Apartments	$100.00	Lori Doucette Dave	580 Lake Road	860.742.5940	860 742-9155
		Minicucci	Andover, CT 06232	850.913.5202
Crystal Lake Condo’s	$309.80	Chris Myers Northeast	150 Eugene O’Nell	860 437-7005	(860) 440-0776
		Properties	Dr. New London, CT 06230	860-428-9485
Deer Park Apartments	$309.80	Midge Menard	87 Ruby Road	860.429.0349
			Willigton, CT 06279
DOT — Billed Qrdy	$10,854.75	David Hartley	2800 Berlin Turnpike	594-2229	594-2255
			Newington, CT 06131
Douglas Manor Skilled Nursing	$100.00	Jim Lopaz	103 North Road	860 423-4639	860 423 5105
			Windham, CT 06280
Ellington Housing Authority Snipsic Village	$331.45	Richard Cofrancesco	P.O. Box 416	860 872-6923	860 872-6923
			Ellington, CT 06029
FedEx Ground	$266.50	Bill Moreau	350 Ruby Road Willington,	860 684-0686	860 684-1488
			CT 06279
First Congregational Church	$179.90	John Cimochowski or	P.O. Box 147	424-3229 or (H)	424-4070
		Rev. Harrison -	Woodstock, CT 06281	974-1815
		926-7405
Frederick Brewster School (Durham)	$153.33	Rob Francis	P.O. Box 190	860 349-7238
			Durham, CT 06422

2007 CONOPS

SYSTEM NAME	RATE	CONTACT PERSON	ADDRESS	PHONE#	FAX#

Hillside Corporation	$353.10	Roark McCulcheson	31 Keirstead Circle Marlborough, CT 06447	H 295-8430 C 508-4418	295-0457

Hunting Lodge	$700.00	Hagan Brown	45 Oakwood Ave. West Hartford, CT 06119	550-0258	523-9021

John Lyman School (Durham)	$153.33	Rob Francis	P.O. Box 190 Durham, CT 06422	860 348-7238

Knollwood Apartments	$266.50	Hagan Brown	45 Oakwood Avenue West Hartford, CT 06119	559-0258	523-9021

Lombard Ford	$100.00	Rob Lombard	RR 44 Barkhamsted, CT 06063	800.822.4222 ext. 107

Lyon Manor	$100.00	Louis Liu	25 Lexton Drive Farmington, CT 06032	203 276-4233	975 288-8152

Maplewood/Millbrook	$699.50	Hagan Brown	45 Oakwood Ave. West Hartford, CT 06119	559-0258	523-9021

McDonalds They supply Chem.	$309.80	Timothy Walsh	350 Hartford Rd. Manchester, CT 06040	643-2213	645-6427

The Meadows	$331.45	Alex Vigliotti	1171 Main Street Branford, CT 06405	203.481.3910

Memorial Middle School (Durham)	$153.33	Rob Francls	P.O. Box 190 Durham, CT 05422	860 349-7238

Nelpsic Woods Water Assoc.	$266.50	Sean Peoples	103 Goodrich Road Glastonbury, CT 06033	659-3026 W 659-0700

North Willington Village	$353.10	Barry Cyr c/o Condo Realty	169 Main Street Manchester, CT 06040	645-1776	846-2336

Oakwood Apartments	$266.50	Hagan Brown	45 Oakwood Ave. West Hartford, CT 06119	559-0258	523-9821

Orchard Acros-add’l. pumphouse	$765.00	Hagan Brown	45 Oakwood Ave. West Hartford, CT 06119	559-0258	523-9021

Perry Hill Estates Apts.	$266.50	Hagan Brown	45 Oakwood Ave. West Hartford, CT 06119	559-0258	523-9021

Phelps Crossing	$266.50	Roger Talbot	PO Box 8383 Manchester, CT 06045	647-9798 ext. 338(C) 883-4740

Renwood Apartments	$700.00	Hagan Brown	45 Oakwood Ave. West Hartford, CT 06119	559-0258	523-9021

Ridgeview Heights	$266.50	Hagan Brown	45 Oakwood Ave. West Hartford, CT 06119	559-0258	523-9021

Rockridge Condominiums	$266.50	Deb Kirkconneli A & A Management	PO Box 764 Dayville, CT 06241	860 779-2325	860 779-1793

2007 CONOPS

SYSTEM NAME	RATE	CONTACT PERSON	ADDRESS	PHONE#	FAX#

Scotland Elementary	$100.00	Paul Blackstone	68 Brook Road	860 423-0064
			Scotland, CT 05267
South Ridge Park	$266.50	Lawrence Fiano	256 Boston Turnpike	860 649-5371	860 649-8046
			Boston, CT 08043
Stone Pond Condominiums	$266.50	Bryan Palmer	102 Pakin Street East	282-7377 ext. 30	282-7811
		G&W Management	Hartford, CT 06128
Tolland High School	$158.25	John Carroll	Tolland Public Schools 51	860 870-6863
			Tolland Green
			Tolland, CT 06084
Tolland Housing	$100.00	Pairicia Woods	763 Tolland Stage Road	860 871-1386	same
			Tolland, CT 06084
Tolland Water Department	$2,894.17	Dave Smith	21 Tolland Green	860 871-3698	860 871-3628
			Tolland, CT 06084
Village at Crystal Springs	$331.45	Dave Smith	21 Tolland Green	860 871-3698	860 871-3628
			Tolland, CT 06084
Westchester Hills	$331.45	Beth Otto	172 Oakwood Street	357-8981	657-8970
		Advance Mgt	Glastonbury, CT 06033
White Oak/College Park	$266.50	Dave Darling	606 Farmington Ave.	236-6873	236-4986
			Hartford, CT 06105
Willington Oaks	$266.50	Hagan Brown	45 Oakwood Ave.	559-0258	523-9021
			West Hartford, CT 06119

GRAND MONTHLY TOTAL:	$15,996.39	plus $10,854,75 quarterly for DOT

Notes:

1.	DOT PO #500121864

2.	Tolland Public Schools PO #2050151

3.	Union Weigh K Life